Goldman Sachs Government Money Market Fund – Service Shares

Before you invest, you may want to review the Goldman Sachs Government Money Market Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to Shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 1-800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 28, 2017, as supplemented to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees[1]	0.16%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.50%
Expense Limitation[2]	(0.07)%
Total Annual Fund Operating Expenses After Expense Limitation	0.43%

[1]	The Fund’s “Management Fees” have been restated to reflect current fees.

[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) equal on an annualized basis to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Total Annual Fund Operating Expenses After Expense Limitation” have been restated to reflect the expense limitation currently in effect.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$44	$153	$273	$621

2        SUMMARY PROSPECTUS — GOLDMAN SACHS GOVERNMENT MONEY MARKET FUND — SERVICE SHARES

PRINCIPAL STRATEGY

The Fund pursues its investment objective by investing only in “government securities,” as such term is defined in or interpreted under the Investment Company Act of 1940, as amended (“Investment Company Act”), and repurchase agreements collateralized by such securities. “Government securities” generally are securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”).

The Fund intends to be a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act. “Government money market funds” are money market funds that invest at least 99.5% of their assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully by cash or U.S. Government Securities. “Government money market funds” are exempt from requirements that permit money market funds to impose a “liquidity fee” and/ or “redemption gate” that temporarily restricts redemptions and exchanges.

As a “government money market fund,” the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that meet certain risk-limiting conditions relating to portfolio quality, maturity and liquidity.

PRINCIPAL RISKS OF THE FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Credit/Default Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Fluctuations in interest rates may also affect the liquidity of the fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Tax Diversification Risk. The Fund intends to meet the diversification requirements that are applicable to insurance

3        SUMMARY PROSPECTUS — GOLDMAN SACHS GOVERNMENT MONEY MARKET FUND — SERVICE SHARES

company separate accounts under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Diversification Requirements”). To satisfy the Diversification Requirements applicable to variable annuity contracts, the value of the assets of the Fund invested in securities issued by the U.S. government must remain below specified thresholds. For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

Operating as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act, may make it difficult for the Fund to meet the Diversification Requirements. This difficulty may be exacerbated by the potential increase in demand for the types of securities in which the Fund invests as a result of changes to the rules that govern Securities and Exchange Commission (“SEC”) registered money market funds. A failure to satisfy the Diversification Requirements could have significant adverse tax consequences for variable annuity contract owners whose contract values are determined by investment in the Fund. See “Taxation” in the SAI for more information.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. Government Securities, including securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) the average annual total returns of the Fund’s Service Shares. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Through April 15, 2016, the Fund had been known as the Goldman Sachs Money Market Fund. As of this date, certain changes were made to the Fund’s investment strategies. Performance information prior to this date reflects the Fund’s former investment strategies. As a result, the Fund’s performance may differ substantially from the performance information shown below for the period prior to April 15, 2016. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Updated performance information is available at no cost at www. gsamfunds.com/vit or by calling the phone number on the back cover of the Prospectus.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2016	1 Year	5 Years	10 Years	Since Inception
Service Shares (Inception 1/9/06)	0.04%	0.01%	0.73%	1.08%

4        SUMMARY PROSPECTUS — GOLDMAN SACHS GOVERNMENT MONEY MARKET FUND — SERVICE SHARES

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

BUYING AND SELLING FUND SHARES

Fund shares are not sold directly to the public. Fund shares may be purchased and redeemed by separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. Orders received from separate accounts to purchase or redeem Fund shares are effected on business days. Individual investors may purchase or redeem Fund shares indirectly through variable annuity contracts and variable life insurance policies offered through the separate accounts.

TAX INFORMATION

Provided that the Fund and separate accounts investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, see the prospectus for the applicable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund and/or its related companies may pay participating insurance companies and securities dealers for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your insurance company’s website for more information.

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